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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         Each of the undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoints Richard A. Cheap, Judith D. Fisher, and Gerald R. Williams, as the undersigned's attorneys or any of them individually, with power to act without the other, as the undersigned's attorney, to sign, in the undersigned's name and on the undersigned's behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on the appropriate form (the "Registration Statement") with respect to the shelf registration of up to $250,000,000 aggregate amount of debt securities ("Debt Securities") of the Corporation to be issued and sold from time to time in one or more series, either directly by the Corporation or in the form of preferred capital securities ("Capital Securities") to be issued by trusts, for which the Corporation will be the sponsor and the principal asset of which will be the Debt Securities, and guarantees of the Company with respect to such Capital Securities, and any and all amendments, including post-effective amendments, to the Registration Statement, and any other documents in support thereof or supplemental thereto, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 20th day of May, 1998.

   SIGNATURE                                TITLE


/s/ Frank Wobst                       Chairman and Chief Executive Officer
---------------------------           (principal executive officer)
Frank Wobst

/s/ Zuheir Sofia                      President, Treasurer, and Director
---------------------------
Zuheir Sofia


/s/ Gerald R. Williams                Executive Vice President and Chief
---------------------------           Financial Officer (principal financial
Gerald R. Williams                    officer and principal accounting officer)


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   SIGNATURE                                TITLE



---------------------------           Director
Don M. Casto III


/s/ Don Conrad                        Director
---------------------------
Don Conrad


/s/ Patricia T. Hayot                 Director
---------------------------
Patricia T. Hayot


/s/ Wm. J. Lhota                      Director
---------------------------
Wm. J. Lhota


/s/ Robert H. Schottenstein           Director
---------------------------
Robert H. Schottenstein


/s/ George A. Skestos                 Director
---------------------------
George A. Skestos


/s/ Lewis R. Smoot, Sr.               Director
---------------------------
Lewis R. Smoot, Sr.


/s/ Timothy P. Smucker                Director
---------------------------
Timothy P. Smucker


/s/ William J. Williams               Director
---------------------------
William J. Williams